Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Xiangtian (USA) Air Power Co., Ltd. (the "Company") on Form 10-Q, for the period ended January 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Zhiqi Zhang, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Xiangtian (USA) Air Power Co., Ltd. and will be retained by Xiangtian (USA) Air Power Co., Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.

Date:March 16, 2015

By: /s/ Zhiqi Zhang
Zhiqi Zhang
Chief Executive Officer